XIOX CORPORATION

                            STOCK PURCHASE AGREEMENT


                               September 29, 1995

                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----

1.       Purchase and Sale of Stock......................................1

         1.1          Sale and Issuance of Common Stock..................1
         1.2          Closing Date; Delivery.............................1

2.       Representations and Warranties of the Company...................1

         2.1          Organization Good Standing and Qualification.......1
         2.2          Authorization......................................2
         2.3          Valid Issuance of Common Stock.....................2
         2.4          Compliance with Other Instruments..................2
         2.5          SEC Filings........................................2

3.       Representations and Warranties of the Investors.................3

         3.1          Authorization......................................3
         3.2          Purchase Entirely for Own Account..................3
         3.3          Disclosure of Information..........................3
         3.4          Investment Experience..............................3
         3.5          Restricted Securities..............................3
         3.6          Further Limitations on Disposition.................4
         3.7          Legends............................................4

4.       California Commissioner of Corporations.........................4

         4.1          Corporate Securities Law...........................4

5.       Conditions of Investor's Obligations at Closing.................5

         5.1          Representations and Warranties.....................5
         5.2          Performance........................................5
         5.3          Compliance Certificate.............................5
         5.4          Proceedings and Documents..........................5
         5.5          Registration Rights Agreement......................5

6.       Conditions of the Company's Obligations at Closing..............5

         6.1          Representations and Warranties.....................5

                                TABLE OF CONTENTS
                                   (continued)
                                                                        Page
                                                                        ----
         6.2          Payment of Purchase Price..........................5
         6.3          Qualification......................................5

7.       Covenants of the Company........................................6

         7.1          Maintain Listed Status.............................6


8.       Miscellaneous...................................................6

         8.1          Survival of Warranties.............................6
         8.2          Successors and Assigns.............................6
         8.3          Governing Law......................................6
         8.4          Counterparts.......................................7
         8.5          Titles and Subtitles...............................7
         8.6          Notices............................................7
         8.7          Finder's Fee.......................................7
         8.8          Amendments and Waivers.............................7
         8.9          Severability.......................................7

Exhibits:

         Exhibit A            -     Schedule of Investors

                                XIOX CORPORATION

                            STOCK PURCHASE AGREEMENT



     THIS STOCK PURCHASE AGREEMENT is made as of the 29th day of September, 1995, by and between Xiox Corporation, a Delaware corporation (the "Company") and the investors listed on Exhibit A hereto, each of which is herein referred to as an "Investor" and collectively referred to as the "Investors".

 THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. Purchase and Sale of Stock.

        1.1 Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase and the Company agrees to sell and issue to each Investor at the Closing, as defined below, that number of shares of the Company's Common Stock at the Closing set forth opposite each Investor's name on Exhibit A hereto (the "Shares") for the purchase price set forth thereon.

        1.2  Closing Date; Delivery.

             (a) Closing Date. The closing of the purchase and sale of the Common Stock designated for purchase by the Investors at the Closing shall take place, subject to the satisfaction of the conditions set forth in Sections 5 and 6, at the offices of Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, at eleven o'clock a.m., on September 29, 1995, or at such other time and place as the Company and the Investors participating in the Initial Closing shall agree (the "Closing Date").

             (b) Delivery. At the Closing the Company shall deliver to each Investor a certificate or certificates representing the Shares which such Investor is purchasing against delivery to the Company by such Investor of a check or wire transfer payable to the Company's order, or cancellation of indebtedness, in the amount of the purchase price therefor set forth opposite the Investor's name in Exhibit A hereto with respect to each such Closing, respectively.

     2. Representations  and   Warranties  of the  Company.  The Company  hereby
represents and warrants to each Investor that, effective as of the Closing.

        2.1 Organization Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its financial condition, business or properties.

        2.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Shares being sold hereunder has been taken or will be taken prior to the Closing at which such action is required, and this Agreement and the Registration Rights Agreement to be entered into between the Company and the Investors constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms.

        2.3 Valid Issuance of Common Stock. The Shares which are being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, and will be fully paid and nonassessable and, based in part upon the representations of the Investors in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

        2.4 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation, as amended, or Bylaws, as amended, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company, except that the Company is currently operating under an exception to the capital and surplus requirements promulgated by the National Association of Securities Dealers ("NASD") for listing on the NASD's automated quotation system in the NASD's Small-Cap Market. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

        2.5 SEC Filings. The Company has previously furnished to the Investors true and complete copies of (i) its Annual Reports on Form 10-K filed with the SEC for the fiscal year ended December 31, 1994, (ii) its Quarterly Reports on Form 10-Q for the three months ended March 31, 1995, and the six months ended June 30, 1995, as filed with the SEC and (iii) definitive proxy statements filed by the Company with the SEC for its annual shareholders' meetings held in 1995. None of the documents referred to in this Section 2.5 contained as of its date any untrue statement of a material fact or omitted as of its date to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since December 31, 1992, the Company has made all public filings required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended, and such filings were made on a timely basis. The Company will use its best efforts to make available the information necessary under Rule 144(c) under the Securities Act to enable sales to be made under Rule 145(d) under the Securities Act.

     3. Representations and Warranties of the Investors. Each Investor severally and not jointly hereby represents and warrants that effective currently as of each Closing:

        3.1 Authorization. This Agreement constitutes his valid and legally binding obligation, enforceable in accordance with its terms.

        3.2 Purchase Entirely for Own Account. This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms that the Shares to be received by such Investor will be acquired for investment for such Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. Each Investor represents that he has full power and authority to enter into this Agreement.

        3.3 Disclosure of Information. He believes he has received all the information he considers necessary or appropriate for deciding whether to purchase the Shares. Each Investor further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

        3.4 Investment Experience. Each Investor is experienced in investing in companies similar to the Company, is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Shares.

        3.5 Restricted Securities. Each Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, each Investor represents that he is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

        3.6 Further Limitations on Disposition. Without in any way limiting the representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Securities unless:

            (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Agreement, and (iii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

        3.7 Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

            (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

            (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations.

     4. California Commissioner of Corporations.

        4.1 Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY Section 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     5. Conditions of Investor's Obligations at Closing. The obligations of each Investor to purchase that number Shares set forth on Exhibit A hereto at the Closing are subject to the fulfillment on or before the Closing Date of each of the following conditions:

        5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

        5.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

        5.3 Compliance Certificate. The President or Vice President of the Company shall deliver to each Investor at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

        5.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Investor.

        5.5 Registration Rights Agreement. The Company and the Investors shall have executed the Registration Rights Agreement.

     6. Conditions of the Company's Obligations at Closing. The obligations of the Company to issue and sell the Shares to each Investor at the Closing are subject to the fulfillment on or before the Closing Date of each of the following conditions by that Investor:

        6.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

        6.2 Payment of Purchase Price. The Investors shall have delivered the purchase price specified in Section 1.2(b).

        6.3 Qualification. Consent or approval of all relevant Blue Sky authorities shall have been obtained with respect to the offer and sale to the Investors of the Shares or such offer and sale shall be exempt from such consent or approval.

     7. Covenants of the Company.

        7.1 Maintain Listed Status. Immediately after the Closing, the Company shall promptly take all necessary actions to maintain the Company's listed status on the NASD's Automated Quotation System.

        7.2 Rule 144 Reporting. With a view to making available to the Investors the benefits of certain rules and regulations of the SEC which may permit the sale of the Common Stock purchased hereby to the public without registration, the Company agrees to:

            (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144;

            (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act;

            (c) So long as an Investor owns any Common Stock purchased hereby, to furnish to such Investor forthwith upon such Investor's request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Securities Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing such Investor to sell any such securities without registration.

     8. Miscellaneous.

        8.1 Survival of Warranties. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

        8.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Preferred Stock sold hereunder or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        8.3  Governing  Law. This  Agreement  shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

        8.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        8.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        8.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

        8.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible.

        The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

        8.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Shares sold hereunder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company; provided, however, that no condition set forth in Section 5 or Section 7 hereof may be waived with respect to any Investor who does not consent thereto.

        8.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             XIOX CORPORATION


                                             By:        MELANIE D. REID
                                                --------------------------------

                                             Title:     V.P. FINANCE/CFO
                                                   -----------------------------

                           Address: 577 Airport Boulevard, Suite 700 Burlingame, CA 94010


                                             INVESTORS:



                                             -----------------------------------
                                             William H. Welling


                                             EDMUND AND MARY SHEA REAL PROPERTY
                                             TRUST TR DTD 10-3-85


                                             By:      EDMUND H. SHEA, JR.
                                                --------------------------------

                                             Title:
                                                   -----------------------------

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS



                                      Number of Shares
             Investor                  of Common Stock      Purchase Price
     --------------------------       ----------------      --------------

     William H. Welling                    50,000             $150,000.00
     Edmund and Mary Shea Trust            50,000             $150,000.00
          Total                           100,000             $300,000.00

                                XIOX CORPORATION

                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement is made and entered into as of September 29, 1995, by and between Xiox Corporation (the "Company") and the undersigned holders of Common Stock of the Company.

     1. Definitions. As used herein:

        (a) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

        (b) For the purposes hereof, the term "Registrable Securities" means shares of (i) any and all Common Stock issued to the Holders pursuant to that certain Stock Purchase Agreement dated as of September 29, 1995, (ii) stock issued with respect to or in any exchange for or in replacement of stock included in clause (i) above, or (iii) stock issued in respect of the stock referred to in (i) and (ii) as a result of a stock split, stock dividend or the like, which have not been resold to the public in a registered public offering.

        (c) The terms "Holder" or "Holders" mean any person or persons to whom Registrable Securities were originally issued and who execute this Agreement or qualifying transferees under Section 11 hereof who hold Registrable Securities.

        (d) The term "Initiating Holders" means any Holder or Holders of in the aggregate at least 30% of the Registrable Securities, which have not been resold to the public in a registered public offering.

     2. Requested Registration.

        (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

            (i) within ten (10) days after its receipt thereof give written notice of the proposed registration to all other Holders; and

            (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable

Securities as is specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect such registration pursuant to this
Section 2:

                 (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration; or

                 (B) Within six (6) months after the effective date of any such registration; or

                 (C) After the Company has effected two such registrations pursuant to this subsection 2(a) and such registrations have been declared or ordered effective.

Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within ninety (90) days after receipt of the request or requests of the Initiating Holders; provided, however, that if the company shall furnish to such Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed at the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have an additional period of not more than sixty (60) days after the expiration of the initial ninety (90) day period within which to file such registration statement.

            (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 2 and the Company shall include such information in the written notice referred to in subsection 2(a)(i). In such event, if so requested in writing by the Company, the Initiating Holders shall negotiate with an underwriter selected by the Company with regard to the underwriting of such requested registration; provided, however, that if a majority in interest of the Initiating Holders have not agreed with such underwriter as to the terms and conditions of such underwriting within 20 days following commencement of such negotiations, a majority in interest of the Initiating Holders may select an underwriter of their choice. The right of any Holder to registration pursuant to Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, provided, however, that the managing underwriter shall be approved by the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this

Section 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders of Registrable Securities who have elected to participate in such offering, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If any Holder of Registrable Securities disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. Any Registrable
Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company, employees of the Company and other holders of the Company's Common Stock may include securities for its (or their) own account in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

     3. Company Registration.

        (a) If at any time or from time to time, the Company proposes to register any of its securities, for its own account or the account of any of its shareholders other than the Holders, (other than a registration relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form, other than Form S-1, S-2 or S-3, or their successor forms, or any successor to such forms which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) the Company will:

            (i) promptly give to each Holder written notice thereof; and

            (ii) include in such registration (and any related qualification under blue sky laws or other compliance with applicable laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder or Holders to be included in any such registration, except as set forth in subsection 3(b) below.

        (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 3(a)(i). In such event the right of any Holder to registration pursuant to Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Not-withstanding any other provision of this Section 3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the offering be reduced below fifteen percent (15%) of the total amount of the securities included in such offering, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other shareholders' securities are included. In the event of a cutback by the underwriters of the number of Registrable Securities to be included in the registration and underwriting, the Company shall advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated first among all of such Holders, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If, after such Holders participate to the full extent they desire in such registration and underwriting, the underwriters determine that additional shares of Registrable Securities may be included, the number of such shares shall be allocated as the Company determines. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     4. Form S-3. After the Company has qualified as a registrant whose securities may be sold pursuant to Form S-3, it shall upon the request of any Holder notify such Holder that it so qualifies. After the Company has qualified for the use of Form S-3, Holders of not less than one percent (1%) of Registrable Securities shall have the right to request unlimited registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of Shares by such Holders), subject only to the following:

        (a) The Company shall not be required to effect a registration pursuant to this Section 4 within 180 days of the effective date of any registration referred to in Sections 2 and/or 3 above.

        (b) The Company shall not be required to effect a registration pursuant to this Section 4 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $200,000.

        (c) The Company shall not be required to effect more than two registrations pursuant to this Section 4 in any consecutive 12 month period.

     The Company shall promptly give written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 4 and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of subsection 2(b) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition. Any registration pursuant to this
Section 4 shall not be counted as a registration pursuant to Section 2.

     5. Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company except as follows:

        (a) The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 2, the request for which has been subsequently withdrawn by the Initiating Holders, in which such case, such expenses shall be borne by the Holders requesting such withdrawal; provided, however, that if at the time of such withdrawal (i) the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, and (ii) the Company knew or had reason to know of the likelihood of such material adverse change at the time of their request and did not inform the Holders thereof, then the Company shall be required to pay such expenses and the Holders shall retain their rights pursuant to Section 2.

        (b) The Company shall not be required to pay underwriters' fees, discounts or commissions relating to the Registrable Securities or the fees of legal counsel of a Holder.

     6. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

        (a) Keep such registration, qualification or compliance pursuant to Sections 2, 3 or 4 effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

        (b) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them; and

        (c) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

        (d) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) a copy of an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a copy of a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

     7. Indemnification.

        (a) The Company will indemnify and hold harmless each Holder of Registrable Securities, each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company relating to action or inaction required of the Company in connection with any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein, and provided further that the agreement of the Company to indemnify any underwriter and any person who controls such underwriter contained herein with respect to any such preliminary prospectus shall not inure to the benefit of any underwriter, from whom the person asserting any such claim, loss, damage, liability or action purchased the stock which is the subject thereof, if at or prior to the written confirmation of the sale of such stock, a copy of the prospectus (or the prospectus as amended or supplemented) was not sent or delivered to such person, excluding the documents incorporated therein by reference, and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as amended or supplemented).

        (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein, and provided further that the agreement of the Holder to indemnify any underwriter and any person who controls such underwriter contained herein with respect to any such preliminary prospectus shall not inure to the benefit of any underwriter, from whom the person asserting any such claim, loss, damage, liability or action purchased the stock which is the subject thereof, if at or prior to the written confirmation of the sale of such stock, a copy of the prospectus (or the prospectus as amended or supplemented) was not sent or delivered to such person, excluding the documents incorporated therein by reference, and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as amended or supplemented); provided, however, that in no event shall the indemnification provided by any Holder hereunder exceed the gross proceeds received by such Holder for the sale of such Holder's securities pursuant to such registration.

        (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought. The Indemnified Party shall promptly permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably be withheld). The Indemnified Party may participate in such defense and hire counsel at such party's own expense. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Any Indemnified Party shall cooperate with the Indemnifying Party in the defense of any claim or litigation brought against such Indemnified Party.

     8. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

     9. Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to this Agreement shall terminate when such Holder may immediately sell his Registrable Securities under Rule 144 during any 90-day period.

     10. Transfer of Registration Rights. A Holder's rights under Sections 2, 3, and 4 may be assigned by any Holder to a transferee or assignee of the Registrable Securities not sold to the public, or a transferee or assignee of any shares of its Registrable Securities not sold to the public that is a partner or affiliate of such Holder, provided, that the Company is given written notice by the Holder at the time of or within thirty (30) days after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. No such transfer or assignment shall be effective until such transferee or assignee agrees in writing to become subject to the obligations of the transferring Holder hereunder.

     11. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or perspective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Section 2 or 3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his or its securities will not reduce the amount of the Registrable Securities of the Holders which is included.

     12. Miscellaneous.

        (a) Any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Holders holding at least a majority of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the parties hereto and their successors and assigns.

        (b) This Agreement shall be governed in all respects by the laws of the State of California, without regard to their conflicts of laws provisions.

        (c) This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject hereof and it supersedes, merges, and renders void any and all prior understandings and/or agreements, written or oral, with respect to such subject matter.

        (d) All notices and other communications required or permitted hereunder shall be in writing and shall be personally delivered, mailed by certified or registered mail, postage prepaid, or delivered by overnight delivery or express courier, addressed to the Holder's address set forth herein or, if to the Company, at the following address:

          Xiox Corporation
          577 Airport Boulevard
          Suite 700
          Burlingame, CA 94010
          Attn:  President

or at such other address as the Company or any Holder shall hereafter furnish in writing. All notices that are mailed shall be deemed delivered five (5) days after deposit in the United States mail.

        (e) In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        (f) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


                                    XIOX CORPORATION


                                    By:             MELANIE D. REID
                                       -----------------------------------------

                                    Title:          V.P. FINANCE/CFO
                                          --------------------------------------


                                    INVESTORS:


                                    --------------------------------------------
                                    William H. Welling



                                    EDMUND AND MARY SHEA REAL PROPERTY
                                    TRUST TR DTD 10-3-85

                                    By:           EDMUND H. SHEA, JR.
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------